EXHIBIT 10.16

                           WAIVER AND AMENDMENT NO. 3

                                       TO

                           LOAN AND SECURITY AGREEMENT

      THIS WAIVER AND AMENDMENT NO. 3 ("Amendment") is entered into as of March 17, 2000, by and between MPD TECHNOLOGIES, INC., a New York corporation ("Borrower") having its principal place of business at 49 Wireless Boulevard, Hauppauge, New York and IBJ WHITEHALL BUSINESS CREDIT CORPORATION (formerly known as IBJ Schroder Business Credit Corporation) ("IBJ") having its principal place of business at One State Street, New York, New York and each of the other financial institutions named in or which hereafter become a party to the Loan Agreement (as defined below) (IBJ and such other financial institutions, the "Lenders") and IBJ as agent for the Lenders (IBJ in such capacity, the "Agent").

                                   BACKGROUND

      Borrower, Agent and Lenders are parties to a Loan and Security Agreement dated as of February 13, 1997 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lenders provided Borrower with certain financial accommodations.

      Borrower has requested that Lenders and Agent amend the Loan Agreement to, among other things, (a) waive certain Events of Default and (b) amend certain financial covenants, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

      NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

      2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

      2.1. Section 1.2 of the Loan Agreement is hereby amended by inserting the following defined terms in their appropriate alphabetical order:

            Amendment No. 3 - means Waiver and Amendment No. 3 to Loan and Security Agreement dated as of the Amendment No. 3 Effective Date among Borrower, Lenders and Agent.

            Amendment No. 3 Effective Date - means March 17, 2000.

            Maximum Additional Capex Amount - Two Million Two Hundred Sixty-Six

            Thousand and 00/100 ($2,266,000), less principal payments of the Additional Capex Loans.

      2.2 Section 1.2 of the Loan Agreement is hereby amended by amending the defined terms "Fixed Charge Coverage" and "Permitted Purchase Money Indebtedness" in their entirety to provide as follows:

            "Fixed Charge Coverage - with respect to a particular period, the ratio of (a) EBITDA for such period minus non-financed Capital Expenditures during such period to (b) the sum of all amounts paid during such period with respect to (i) federal, state and local taxes, (ii) scheduled principal payments, (iii) interest on Indebtedness for borrowed money and (iv) Capitalized Lease Obligations."

            "Permitted Purchase Money Indebtedness - Purchase Money Indebtedness of Borrower incurred after the date hereof which is secured by a Purchase Money Lien and which, when aggregated with the principal amount of all other such Indebtedness and Capitalized Lease Obligations of Borrower at the time outstanding, does not exceed either (a) $2,500,000 in any fiscal year or (b) $5,000,000 in the aggregate during the Original Term. For the purposes of this definition, (i) the principal amount of any Purchase Money Indebtedness consisting of capitalized leases shall be computed as a Capitalized Lease Obligation, (ii) any renewals, extensions or refinancings of Purchase Money Indebtedness shall not be computed in the limitation set forth above and (iii) Indebtedness owing to Agent and Lenders under this Agreement shall not be computed in the limitations set forth above."

      2.3. Section 2.3 of the Loan Agreement is hereby amended by inserting a new subsection "(D)" at the end thereof as follows:

                  "(D) Anything in Section 2.3(c) to the contrary
            notwithstanding, from and after the Amendment No. 3 Effective Date,
            (i) the maximum amount of new Additional Capex Loans shall be limited to $1,000,000, (ii) subject to the terms and conditions set forth in this Agreement including, without limitation, Sections 10.2 and 10.4 hereof, Additional Capex Loans may be borrowed up to and including December 31, 2000."

      2.4. Section 3.1(A) of the Loan Agreement is hereby amended by (i) deleting the reference in clause (a) to "Alternate Base Rate plus one-quarter of one percent (.25%)" and inserting "Alternate Base Rate plus three-quarters of one percent (.75%)" in its place and stead, (ii) deleting the reference in clause (b) to "Alternate Base Rate" and inserting "Alternate Base Rate plus one-half of one percent (.50%)" in its place and stead, and (iii) deleting the last paragraph of Section 3.1(A).

      2.5. Section 3.3(C) of the Loan Agreement is hereby amended in its entirety to provide as follows:

                  "(C) At the effective date of any such termination by Borrower
            (the "Prepayment Date"), Borrower shall pay to Agent (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of


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

            this Agreement and any of the other Loan Documents), as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to (x) one percent (1%) of the Maximum Revolving Amount plus the Maximum Capex Amount plus the Maximum Additional Capex Amount plus the outstanding principal balance of the Term Loan if the Prepayment Date occurs from the Amendment No. 3 Effective Date to and including the date immediately preceding the first anniversary of the Amendment No. 3 Effective Date, and (y) one-half of one percent (.50%) of the Maximum Revolving Amount plus the Maximum Capex Amount plus the Maximum Additional Capex Amount plus the outstanding principal balance of the Term Loan if the Prepayment Date occurs on or after the first anniversary of the Amendment No. 3 Effective Date to and including February 11, 2002."

      2.6. Section 9.3 of the Loan Agreement is hereby amended in its entirety to provide as follows:

                  "9.3 Specific Financial Covenants. Borrower covenants that, unless otherwise consented to by Agent in writing, it shall:

                  (a) maintain a Fixed Charge Ratio of not less than (i) (1.70)
            to 1.00 for the three month period ending March 31, 2000, (ii) (.50) to 1.00 for the six month period ending June 30, 2000, (iii) .50 to
            1.00 for the nine month period ending September 30, 2000, (iv) 1.00 to 1.00 for the twelve month period ending December 31, 2000, (v)
            1.10 to 1.00 for the twelve month period ending March 31, 2001 and as at the end of each fiscal quarter thereafter for the twelve month period then ended.

                  (b) until it has maintained a Fixed Charge Ratio of not less than 1.10 to 1.00 as at the end of any fiscal quarter for the twelve month period then ended commencing with the fiscal quarter ending December 31, 2000, maintain an Excess Availability at all times of not less than $900,000."

      2.7. Section 10.4 of the Loan Agreement is hereby amended to include the following new clause (d) at the end thereof:

                  "(d) and Borrower shall have been in compliance with Section
            9.3(b) of the Loan Agreement at all times since the Amendment No. 3 Effective Date."

      2.8. Section 11.1 of the Loan Agreement is hereby amended to include the following new clause (S) at the end thereof:

                  (S) Borrower shall fail to provide Agent with an appraisal of
            Equipment from Daley-Hodkin Corporation (i) on or before May 15, 2000, and (ii) which sets forth an orderly liquidation value of Equipment of at least $4,800,000.

      3. Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, Agent and Lenders hereby waive the requirement that Borrower maintain a Fixed Charge Ratio of not less than 1.00 to 1.00 for the twelve month period ended December 31, 1999.


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

      4. Credit Limit. The maximum credit limit for SAMM for purposes of clause
(xiii) of the defined term "Eligible Account" shall be $3,529,412.

      5. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent: Agent shall have received
(i) four (4) copies of this Amendment executed by Borrower and consented and agreed to by Microwave Power Devices, Inc., as guarantor, (ii) an amendment fee equal to $50,000, (iii) evidence in the form of corporate resolutions demonstrating that Borrower shall have taken all necessary corporate action for the authorization, execution, delivery and performance of this amendment, (iv) a Second Amended and Restated Revolving Credit Note to replace the original Second Amended and Restated Revolving Credit Note which, if delivered to Agent, is no longer in Agent's possession, (v) an Amended and Restated Additional Capex Note reflecting the new Maximum Additional Capex Amount, (vi) UCC-1 Financing Statements to be filed in all necessary jurisdictions to perfect Agent's lien in Inventory kept at Lucent Technology locations in Ohio and New Jersey and (vii) such other certificates (including an updated Incumbency Certificate), instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

      6. Representations and Warranties. Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

                  (b) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  (c) No Event of Default or Default has occurred and is
            continuing or would exist after giving effect to this Amendment.

                  (d) Borrower has no defense, counterclaim or offset with
            respect to the Loan Agreement.

      7. Effect on the Loan Agreement.

            (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

            (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) Except as specifically provided in Section 3 hereof, the execution, delivery


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

and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

      8. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

      9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      10. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.


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

            IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.


                                            MPD TECHNOLOGIES, INC.

                                            By: /s/ A. Weber
                                                --------------------------------
                                            Name: A. Weber
                                            Title: Chairman, President/CEO


                                            IBJ WHITEHALL BUSINESS CREDIT
                                            CORPORATION, as Agent and a Lender

                                            By: /s/ Joseph J. Zautra
                                                --------------------------------
                                            Name: Joseph J. Zautra
                                            Title: Vice President

CONSENTED AND AGREED TO:

MICROWAVE POWER DEVICES, INC.


By: /s/ A. Weber
   ---------------------------
Name: A. Weber
Title: Chairman, President/CEO


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

                           SECOND AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE

$13,750,000.00                                                New York, New York
                                                              as of May 19, 1999

            This Second Amended and Restated Revolving Credit Note is executed and delivered under and pursuant to the terms of that certain Loan and Security Agreement dated as of February 13, 1997 (as the same has been and may be further amended, supplemented or modified from time to time, the "Loan Agreement") by and among MPD TECHNOLOGIES, INC., a New York corporation having its chief executive office at 49 Wireless Boulevard, Hauppauge, New York 11788 ("Borrower"), IBJ WHITEHALL BUSINESS CREDIT CORPORATION (formerly known as IBJ Schroder Business Credit Corporation) ("IBJ"), each of the other financial institutions named in or which hereafter become parties to the Loan Agreement (IBJ and such other financial institutions, the "Lenders") and IBJ as agent for the Lenders (IBJ in such capacity, "Agent"). Capitalized terms not otherwise defined herein shall have the meanings as provided in the Loan Agreement.

            FOR VALUE RECEIVED, Borrower hereby promises to pay to the order of Agent for the ratable benefit of Lenders at Agent's offices located at One State Street, New York, New York 10004 or at such other place as Agent may from time to time designate in writing to Borrower:

            (i) the principal sum of THIRTEEN MILLION SEVEN HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($13,750,000.00) or, if different from such amount, such amount of Revolving Advances as may be due and owing under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement and subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement, earlier termination of the Loan Agreement or earlier prepayment as required pursuant to the terms thereof; and

            (ii) interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full, at such interest rates and at such times as are provided in the Loan Agreement. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate. In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.

            This Second Amended and Restated Revolving Credit Note amends and restates in its entirety and is given in substitution for, but not in satisfaction of, that certain Amended and Restated Revolving Credit Note dated as of February 13, 1998 issued by Borrower in favor of Agent for the ratable benefit of Lenders in the original principal amount of $12,000,000 and replaces an identical Second Amended and Restated Revolving Credit Note which Agent cannot locate in its files.

            This Note is the Revolving Credit Note referred to in the Loan Agreement and is secured, inter alia, by the liens granted pursuant to the Loan Agreement and the Other Agreements, is entitled to the benefits of the Loan Agreement and the Other Agreements and is subject to all of the agreements, terms and conditions therein contained.


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

            This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

            If an Event of Default under Sections 11.1(J) or 11.1(K) of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Other Agreements which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

            This Note is being delivered in the State of New York, and shall be construed and enforced in accordance with the laws of such State.

            Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

                                    MPD TECHNOLOGIES, INC.


                                    By: /s/ A. Weber
                                        ----------------------------------------
                                    Name:  A. Weber
                                    Title: Chairman, President/CEO

STATE OF NEW YORK          )
                           :  ss.:
SUFFOLK COUNTY OF NEW YORK )

            On the 17 day of March, 2000, before me personally came A. Weber, to me known, who being by me duly sworn, did depose and say that he is the Chairman, President/CEO of MPD Technologies, Inc., the corporation described in and which executed the foregoing instrument; and that he was authorized to sign his name thereto.


                                    /s/ Concetta Ombrellino
                                    --------------------------------------------
                                           Notary Public

                                           CONCETTA OMBRELLINO
                                           Notary Public, State of New York
                                           Suffolk County No. 01OM6015966
                                           Commission Expires November 09, 2000

                              AMENDED AND RESTATED
                              ADDITIONAL CAPEX NOTE

$2,266,000.00                                                 New York, New York
                                                            as of March 17, 2000

            This Amended and Restated Additional Capex Note is executed and delivered under and pursuant to the terms of that certain Loan and Security Agreement dated as of February 13, 1997 (as the same has been and may be further amended, supplemented or modified from time to time, the "Loan Agreement") by and among MPD TECHNOLOGIES, INC., a New York corporation having its chief executive office at 49 Wireless Boulevard, Hauppauge, New York 11788 ("Borrower"), IBJ WHITEHALL BUSINESS CREDIT CORPORATION (formerly known as IBJ Schroder Business Credit Corporation) ("IBJ"), each of the other financial institutions named in or which hereafter become parties to the Loan Agreement (IBJ and such other financial institutions, the "Lenders") and IBJ as agent for the Lenders (IBJ in such capacity, "Agent"). Capitalized terms not otherwise defined herein shall have the meanings as provided in the Loan Agreement.

            FOR VALUE RECEIVED, Borrower hereby promises to pay to the order of Agent for the ratable benefit of Lenders at Agent's offices located at One State Street, New York, New York 10004 or at such other place as Agent may from time to time designate to Borrower in writing:

            (i) the principal sum of TWO MILLION TWO HUNDRED SIXTY-SIX THOUSAND AND 00/100 DOLLARS ($2,266,000.00) or such lesser amount as shall be advanced by Lender on or before December 31, 2000, payable in consecutive monthly installments each in an amount equal to the applicable monthly payment on Additional Capex Loans as set forth in the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement, earlier termination of the Loan Agreement or earlier prepayment as required pursuant to the terms of the Loan Agreement; and

            (ii) interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full, at such interest rates and at such times as are provided in the Loan Agreement. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate. In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.

            This Amended and Restated Additional Capex Note amends and restates in its entirety and is given in substitution for, but not in satisfaction of, that certain Additional Capex Note dated as of May 19, 1999 issued by Borrower in favor of Agent for the ratable benefit of Lenders in the original principal amount of $3,000,000.

            This Note is the Additional Capex Note referred to in the Loan Agreement and is secured, inter alia, by the liens granted pursuant to the Loan Agreement and the Other Agreements, is entitled to the benefits of the Loan Agreement and the Other Agreements and is subject to all of the agreements, terms and conditions therein contained.


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

            This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

            If an Event of Default under Sections 11.1(J) or 11.1(K) of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Other Agreements, which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

            This Note is being delivered in the State of New York, and shall be construed and enforced in accordance with the laws of such State.

            Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

                                   MPD TECHNOLOGIES, INC.


                                   By: /s/ A. Weber
                                       -----------------------------------------
                                   Name: A. Weber
                                   Title: Chairman, President/CEO

STATE OF NEW YORK          )
                           :  ss.:
SUFFOLK COUNTY OF NEW YORK )

            On the 17 day of March, 2000, before me personally came A. Weber, to me known, who being by me duly sworn, did depose and say that he is the Chairman, President/CEO of MPD Technologies, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                   /s/ Concetta Ombrellino
                                   ---------------------------------------------
                                            Notary Public

                                            CONCETTA OMBRELLINO
                                            Notary Public, State of New York
                                            Suffolk County No. 01OM6015966
                                            Commission Expires November 09, 2000


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